 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

Chrome Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

23andMe Holding Co.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on March 23, 2025, Chrome Holding Co., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Court”) for the Eastern District of Missouri (the “Chapter 11 Cases”). The Court previously approved the Debtors’ motion with respect to the procedures applicable to the marketing and sale of all, substantially all, or some of the Debtors’ assets.

As previously disclosed, on July 14, 2025, the Debtors sold substantially all of their assets to 23andMe Research Institute (formerly known as TTAM Research Institute) (“TTAM”) for a total purchase price of $302.5 million in cash, in addition to TTAM’s assumption and payment of certain liabilities. The Debtors’ Lemonaid telehealth business, which includes telehealth services providing medical care, pharmacy fulfillment and, the lab and test ordering services operated by Lemonaid Health Inc., a Delaware corporation (“Lemonaid Health”) remains owned by the Debtors. As part of the transaction with TTAM and pursuant to the Court-approved procedures, TTAM agreed to acquire Lemonaid Health for a purchase price of $2.5 million, subject to higher and better offers.

Following the closing of the transaction with TTAM, the Company received a higher and better offer from Bambumeta Ventures, LLC, a Delaware limited liability company (“Bambumeta Ventures”), to acquire Lemonaid Health.

On September 10, 2025, the Company, Lemonaid Health, Chrome Pharmacy Holdings, Inc., a Delaware corporation (“Pharmacy Holdings” and, together with Lemonaid Health, the “Lemonaid Companies”), Lemonaid SPV, Inc., a Delaware corporation (the “Purchaser”) and Bambumeta Ventures (the “Guarantor”) entered into a stock purchase agreement (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, subject to the approval of the Court and upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, the Purchaser has agreed to purchase (i) 100% of the outstanding capital stock of Lemonaid Health and (ii) 100% of the outstanding capital stock of Pharmacy Holdings (collectively, the “Shares”) free and clear of liens, claims, encumbrances, and other interests other than certain permitted encumbrances, and to pay amounts necessary to cure defaults and related losses, if any, under contracts to be assumed by the Lemonaid Companies or their respective subsidiaries or assumed and assigned to the Purchaser (such cure payments, the “Cure Payments”). The Purchaser will acquire Lemonaid Health for a total purchase price of $10 million in cash (the “Purchase Price”), in addition to the Cure Payments, subject to the terms and conditions set forth in the Stock Purchase Agreement (such transaction contemplated by the Stock Purchase Agreement, the “Sale”). The Guarantor has guaranteed the obligations of the Purchaser to pay the Purchase Price under the Stock Purchase Agreement. The Purchaser has deposited $2.5 million with the Company as a good faith deposit, which amount will be credited to the Purchase Price at the closing of the Sale.

The Stock Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy. None of the representations, warranties or covenants (except for covenants that will be performed after closing) contained in the Stock Purchase Agreement survive the closing nor does the Stock Purchase Agreement provide for indemnification for any breach of such representations, warranties or covenants. The completion of the Sale is subject to a number of customary conditions, which, among others, include the entry of an order of the Court confirming a Chapter 11 plan of reorganization for the Debtors, the occurrence of the effective date of such plan, the performance by each party of its obligations under the Stock Purchase Agreement, the accuracy of each party’s representations, and receipt of certain regulatory approvals related to the transfer of pharmacy licenses. The Stock Purchase Agreement contains certain termination rights for the Company and the Purchaser, including the right for each of the Company and the Purchaser to terminate the Stock Purchase Agreement if the closing has not occurred on or prior to December 1, 2025 (subject to an extension until January 30, 2026 under certain conditions as described in the Stock Purchase Agreement).

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Kroll at https://restructuring.ra.kroll.com/23andMe, by calling (888) 367-7556, or by sending an email to 23andMeInfo@ra.kroll.com. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company cannot assure investors of the liquidity of an active trading market, the ability to sell shares of the Common Stock when desired, or the prices that an investor may obtain for the shares of the Common Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included or incorporated in this document are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases (including whether the Stock Purchase Agreement and the Sale will be approved by the Court) and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases; trading price and volatility of the Common Stock; and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market and whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this document and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROME HOLDING CO.

Date: September 11, 2025	By:	/s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Chief Executive Officer, and Chief Financial and Accounting Officer